UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
SEPTEMBER 9, 2003

TEXAS REGIONAL BANCSHARES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	000-14517	74-2294235
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910 3900 NORTH 10TH STREET, 11TH FLOOR MCALLEN, TX 78502-5910
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 9, 2003, Texas Regional Bancshares, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.12 per share payable on October 15, 2003 to common shareholders of record on October 1, 2003.  The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1                 Press release of Texas Regional Bancshares, Inc. dated September 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC. (Registrant)

September 9, 2003	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Texas Regional Bancshares, Inc. dated September 9, 2003.